UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2018

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS

Kingsway Financial Services Inc. (the “Company”) has recast certain information originally included in Item 7. Management Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) and Item 8. Financial Statements and Supplementary Data in its Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”) that was filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2018, to reclassify the operations of Mendota Insurance Company, Mendakota Insurance Company and Mendakota Casualty Company (collectively "Mendota") as a discontinued operation in the Company’s statements of operations for the years ended December 31, 2017 and December 31, 2016 and the assets and liabilities of Mendota as held for sale in the consolidated balance sheets at December 31, 2017 and December 31, 2016. Since the Company currently qualifies as a “smaller reporting company”, the MD&A and recast financial statements have been prepared on a basis consistent with the SEC’s rules applicable to smaller reporting companies.

The recast MD&A and financial statements and supplementary data are attached hereto as Exhibits 99.1 and 99.2, respectively. There have been no revisions or updates to any sections originally included in the Form 10-K other than the revisions noted above. This Current Report on Form 8-K should be read in conjunction with the Form 10-K. The information contained in this Current Report on Form 8-K is not an amendment to, or restatement of, the Form 10-K.

The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the SEC on August 8, 2018, reflects the financial position of the Company on a basis consist with the recast financial statements.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Annual Report on Form 10-K for the year ended December 31, 2017.
99.2	Revised Item 8. Financial Statements and Supplementary Data, Annual Report on Form 10-K for the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

November 7, 2018	By:	/s/ William A. Hickey, Jr.
William A. Hickey, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Annual Report on Form 10-K for the year ended December 31, 2017.
99.2	Revised Item 8. Financial Statements and Supplementary Data, Annual Report on Form 10-K for the year ended December 31, 2017.